Class A Shares QGLAX

Advisor Class Shares QGLCX

Investor Class Shares QGLDX

Statement Of Additional Information

May 1, 2025

Supplement dated June 10, 2025 to the
Statement of Additional Information dated May 1, 2025

Effective May 27, 2025, Timothy Hanna concluded his service as a portfolio manager for the Fund. Any references to Mr. Hanna should be disregarded.

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This Supplement and the existing Prospectus, Summary Prospectus, and Statement of Additional Information ("SAI") each dated May 1, 2025, provide relevant information for all shareholders and should be retained for future reference. These documents, which have been filed with the U.S Securities and Exchange Commission, are incorporated by reference. The Prospectus, Summary Prospectus, and SAI can be obtained without charge by visiting www.advisorspreferred.com or by calling toll-free 1-855-650-QGLD (7453).